UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2012

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Maiden Lane

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On March 22, 2012, American International Group, Inc. (“AIG”) closed the sale of $750,000,000 of AIG’s 3.000% Notes Due 2015 (the “2015 Notes”) and $1,250,000,000 of AIG’s 3.800% Notes Due 2017 (the “2017 Notes”).

The following documents relating to the sale of the 2015 Notes and the 2017 Notes are filed as exhibits to this Current Report on Form 8-K:

•

Underwriting Agreement, dated March 19, 2012, between AIG and J.P. Morgan Securities LLC, RBS Securities Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein;

•	Sixteenth Supplemental Indenture, dated as of March 22, 2012, between AIG and The Bank of New York Mellon, as Trustee;

•	Seventeenth Supplemental Indenture, dated as of March 22, 2012, between AIG and The Bank of New York Mellon, as Trustee;

•	Form of the 2015 Notes;

•	Form of the 2017 Notes; and

•	Opinion of Sullivan & Cromwell LLP, dated March 22, 2012, as to the validity of the 2015 Notes and the 2017 Notes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated March 19, 2012, between AIG and J.P. Morgan Securities LLC, RBS Securities Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Sixteenth Supplemental Indenture, dated as of March 22, 2012, between AIG and The Bank of New York Mellon, as Trustee.

4.2	Seventeenth Supplemental Indenture, dated as of March 22, 2012, between AIG and The Bank of New York Mellon, as Trustee.

4.3	Form of the 2015 Notes (included in Exhibit 4.1).

4.4	Form of the 2017 Notes (included in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP, dated March 22, 2012, as to the validity of the 2015 Notes and the 2017 Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: March 22, 2012	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

1.1	Underwriting Agreement, dated March 19, 2012, between AIG and J.P. Morgan Securities LLC, RBS Securities Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Sixteenth Supplemental Indenture, dated as of March 22, 2012, between AIG and The Bank of New York Mellon, as Trustee.

4.2	Seventeenth Supplemental Indenture, dated as of March 22, 2012, between AIG and The Bank of New York Mellon, as Trustee.

4.3	Form of the 2015 Notes (included in Exhibit 4.1).

4.4	Form of the 2017 Notes (included in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP, dated March 22, 2012, as to the validity of the 2015 Notes and the 2017 Notes.